                                                            [CONFORMED COPY WITH
                                                                EXHIBITS G AND H
                                                          CONFORMED AS EXECUTED]



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 14, 2001
                                 (JULY 30, 1999)

                       UNIVERSAL AMERICAN FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)


            NEW YORK                 #0-11321                 11-2580136
      (State of Incorporation) (Commission File Number) (IRS Employer I.D. No.)



             Six International Drive, Suite 190, Rye Brook, NY 10573
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (914) 934-5200

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

       On July 30, 1999, Universal American Financial Corp. ("Universal") sold 25,707,552 shares of Universal common stock to Capital Z Financial Services Fund II, L.P. ("Capital Z") for $80,978,790 ($3.15 per share). The sale was pursuant to a Share Purchase Agreement dated December 31, 1998, as amended by an Amendment dated July 2, 1999, ("UA Stock Purchase Agreement"). In addition, Universal issued 436,507 shares of Universal common stock to an affiliate of Capital Z in part payment of the affiliate's fee under the UA Stock Purchase Agreement. As a result, Capital Z and affiliates owned 60.7% of the outstanding common stock of the Company on July 30, 1999.

       The UA Stock Purchase Agreement received the approvals of the Florida, New York and Texas Insurance Department (the states in which Universal's insurance subsidiaries prior to the acquisition disclosed below are domiciled). The shareholder approvals required to consummate the UA Stock Purchase Agreement were given on July 27, 1999.

       Pursuant to the UA Stock Purchase Agreement, a Shareholders Agreement was entered into on July 30, 1999, among Universal, Capital Z and certain other shareholders. The description of the Shareholders Agreement appearing on pages 50 - 51 of the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on July 8, 1999 (the "Proxy Statement") is incorporated by reference, qualified in its entirety by reference to the text of the Shareholders Agreement.

       In connection with the closing of the UA Stock Purchase Agreement, certain managers and agents of Universal and the Penn Union Companies (defined below) and holders of preemptive rights purchased 3,793,257 shares of Universal common stock for $11,948,760 ($3.15 per share).

       A copy of the UA Stock Purchase Agreement, the Proxy Statement and the Shareholders Agreement are Exhibits to this Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On July 30, 1999, Universal, directly and through wholly owned subsidiaries, acquired for $130.5 million in cash all of the outstanding shares of common stock of certain direct and indirect subsidiaries of PFG, including the insurance companies listed below (the "Penn Union Companies"), and certain related assets. The Penn Union Companies are:

      Name of Insurance Company                 State or Providence of Domicile

     Constitution Life Insurance Company                    Texas
     Marquette National Life Insurance Company              Texas
     PennCorp Life Insurance Company                        Ontario

     Peninsular Life Insurance Company                      North Carolina
     Pennsylvania Life Insurance Company                    Pennsylvania
     Union Bankers Insurance Company                        Texas


The description of the assets acquired appearing on pages 4, 37 and 38 of the Proxy Statement and the description of the principles followed in determining the amount of the purchase price appearing on pages 31 through 36 of the Proxy Statement are incorporated by reference.

       This acquisition was effected pursuant to an Amended and Restated Purchase Agreement dated as of December 31, 1998, as amended and restated as of July 2, 1999, (the "Penn Union Purchase Agreement") with PennCorp Financial Group, Inc. ("PFG") and certain subsidiaries of PFG, with the approval of the insurance regulators of the jurisdictions in which the Penn Union Companies are domiciled.

       Universal used the $93 million proceeds of the sales of common stock disclosed above to finance this acquisition, together with the proceeds of the term loan portion of an $80 million credit facility entered into on July 30, 1999, with a group of lenders for which Chase Manhattan Bank and Chase Securities, Inc. acted as agents. The credit facility consists of a $70 million term loan and a $10 million revolving loan facility. None of the revolving loan facility was drawn at closing. The loan proceeds in excess of the acquisition price of the PennUnion Companies were used to pay transaction costs of both the UA Stock Purchase Agreement and the Penn Union Purchase Agreement, to retire an existing Universal Bank loan, to contribute to the surplus of the Penn Union Companies and as working capital.

       In connection with the transactions described above, employment agreements were entered into with certain employees of Universal and its subsidiaries, including Richard A. Barasch, Robert A. Waegelein, Gary W. Bryant, William E. Wehner and Paul Edmonson.

       A copy of the Credit Agreement creating the credit facility referred to above and of the employment agreements referred to above are Exhibits to this Form 8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Pursuant to the UA Stock Purchase Agreement, Marvin Barasch, Michael A. Barasch, David F. Bolger, Walter L. Harris and Harry B. Henshel resigned as Directors of the Company and Robert Spass, Bradley Cooper, and Susan Fleming, who are designees of Capital Z, were elected to Universal's Board of Directors, all of which director changes were effective July 30, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                                                              iv

                                                 Incorporated by      Attached
                                                 Reference to         as
                                                 Portion of Proxy     Exhibit
                                                 Statement
1. Audited combined balance sheets of Certain
Operations of PennCorp Financial Group as of
December 31, 1998 and 1997, and the related
combined statements of income, changes in
business equity, comprehensive income and cash
flows for each year in the three years period
ending December 31, 1998......................   Pages E-58 - E 106

2.  Unaudited pro forma Condensed Consolidated
Statement of Operations of Universal American
Financial Corp. for the three months ended
March 31, 1999. ..............................   Pages 62-76

3.  UA Stock Purchase Agreement ..............   Annex A

4.  Amended and Restated Purchase Agreement ..   Annex B

5.  Shareholders Agreement among Universal,
Capital Z, Richard A. Barasch, UAFC, L.P., AAM
Capital Partners, L.P., Chase Equity
Associates, L.P., and others, dated July 30,
1999..........................................                        A*

6.  Proxy Statement...........................                        B*

7.  Credit Agreement..........................                        C**

8.  Employment Agreement dated July 30, 1999,
between Universal and Richard A. Barasch......                        D**

9.  Composite confirmed copy of engagement                            E**
agreement held July 30, 1999, between Universal
and each of Robert A. Waegelein, Gary W.
Bryant, William E. Wehner and Paul Edmondson..



* Incorporated by reference to Form 8-K filed August 13, 1999.

** Filed with this Form 8-KA.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL AMERICAN FINANCIAL CORP.

                                            By:

                                            /s/ Robert A. Waegelein
                                            -----------------------------------
                                            Robert A. Waegelein,
                                            Senior Vice President
                                            Chief Financial Officer

Dated: March 16, 2001